UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007

INTUIT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21180 (Commission File Number)	77-0034661 (IRS Employer Identification No.)

2700 Coast Avenue, Mountain View, CA	94043
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 944-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.01
EXHIBIT 4.01
EXHIBIT 4.02
EXHIBIT 5.01

Item 1.01. Entry into a Material Definitive Agreement.
     On March 7, 2007, Intuit Inc. (the “Company”) entered into an underwriting agreement with J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., on behalf of the several underwriters named therein in connection with the offer and sale of senior notes in an underwritten public offering (the “Offering”). The underwriting agreement includes the terms and conditions of the sale of the senior notes, indemnification and contribution obligations, and other terms and conditions customary in agreements of this type.
     The senior notes (collectively, the “Notes”) are being issued pursuant to the Indenture for Senior Debt Securities, dated as of March 7, 2007, (the “Indenture”) between the Company and The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), and related Officers’ Certificate, dated March 12, 2007 (the “Officers’ Certificate”), with the following principal terms.
      5.40% Senior Notes due 2012. The aggregate principal amount of 5.40% Senior Notes due 2012 (the “2012 Notes”) being issued and sold is $500,000,000. The 2012 Notes are being issued at a price to the public of 99.995% of their principal amount. These notes will mature on March 15, 2012, bear interest at a fixed rate of 5.40% per year, payable semi-annually on March 15 and September 15 of each year, commencing September 15, 2007, and have a yield to maturity of 5.401%. The 2012 Notes are redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable redemption price described below. In addition, if certain changes occur in the credit ratings of the 2012 Notes within 90 days of a change of control (or announcement of a change of control) of the Company, the Company will be required to make an offer to repurchase the 2012 Notes, in whole or in part, at a price equal to 101% of their principal amount, plus accrued interest to, but not including, the date of repurchase.
     5.75% Senior Notes due 2017. The aggregate principal amount of 5.75% Senior Notes due 2017 (the “2017 Notes”) being issued and sold is $500,000,000. The 2017 Notes are being issued at a price to the public of 99.556% of their principal amount. These notes will mature on March 15, 2017 and bear interest at a fixed rate of 5.75% per year, payable semi-annually on March 15 and September 15 of each year, commencing September 15, 2007, and have a yield to maturity of 5.809%. The 2017 Notes are redeemable, in whole or in part at any time or from time to time, at the Company’s option, at the applicable redemption price described below. In addition, if certain changes occur in the credit ratings of the 2017 Notes within 90 days of a change of control (or announcement of a change of control) of the Company, the Company will be required to make an offer to repurchase the 2017 Notes, in whole or in part, at a price equal to 101% of their principal amount, plus accrued interest to, but not including, the date of repurchase.
      The redemption price of the Notes will be equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest thereon to, but not including, the date of redemption: (a) 100% of the principal amount of the Notes to be redeemed; or (b) the sum of the present values of the remaining scheduled payments thereon discounted to the date of redemption, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate (as defined in the Notes) plus 0.15% with respect to the 2012 Notes and 0.20% with respect to the 2017 Notes.
     The Notes are also subject to covenants that limit the Company’s ability to grant liens on its facilities and to enter into sale and lease-back transactions, subject to certain exceptions.
     The Notes are subject to customary events of default, including: (a) the Company’s failure to pay principal or premium, if any, on the Notes when due at maturity, upon redemption or otherwise; (b) the Company’s failure to pay interest for 30 days after the interest becomes due and payable; (c) the Company’s failure to perform, or its breach of, any other covenant or warranty in the Indenture for 60 days after either the Trustee or holders of at least 25% in principal amount of the outstanding Notes have given the Company written notice of the default or breach in the manner required by the Indenture; (d) specified events involving the Company’s bankruptcy, insolvency or reorganization; (e) a failure by the Company to repurchase Notes of a series tendered for repurchase following the Company’s offer to repurchase described above; and (f) (1) a failure to make any payment at maturity, including any applicable grace period, on any indebtedness of the Company (other than indebtedness of the Company owing to any of its subsidiaries) outstanding in an amount in excess of $100 million and continuance of this failure to pay or (2) a default on any indebtedness of the Company (other than indebtedness owing to any of its subsidiaries), which default results in the acceleration of such indebtedness in an amount in excess of $100 million without such indebtedness having been discharged or the acceleration having been cured, waived, rescinded or annulled, in the case of clause (1) or (2) above, after either the Trustee or holders of at least 25% in principal amount of the outstanding Notes have given us written notice of the default or breach in the manner required by the Indenture. If an event of default resulting from specified events involving the Company’s bankruptcy, insolvency or reorganization has occurred and is continuing, the Indenture provides that the entire principal amount plus accrued and unpaid interest of the Notes outstanding will automatically become due immediately and payable without any declaration or other act on the part of the Trustee or any holder. Upon any other event of default with respect to any series of the Notes, the Indenture provides that either the Trustee or the holders of at least 25% in principal amount of the outstanding notes of that series may declare the principal amount of all the outstanding notes of that entire series due and payable immediately.
     The descriptions above are summaries and are qualified in their entirety by the Indenture, filed as Exhibit No. 4.01 to the Company’s current report on Form 8-K filed with the Commission on March 7, 2007, and the Officers’ Certificate and the forms of Notes, filed as Exhibit No. 4.01 and 4.02 hereto and incorporated by reference herein.
     In connection with the Offering, the Company is filing the underwriting agreement as Exhibit No. 1.01 to this current report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
     In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit No. 5.01 and Exhibit No. 23.01, respectively, to this current report Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

1.01	Underwriting Agreement, dated March 7, 2007, by and among the Company, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., on behalf of the several underwriters named therein

4.01	Officers’ Certificate dated March 12, 2007

4.02	Forms of Global Note for the Company’s 5.40% Senior Notes due 2012 and 5.75% Senior Notes due 2017

5.01	Opinion of Fenwick & West LLP

23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTUIT INC.
Date: March 12, 2007	By:	/s/ Kiran M. Patel
Kiran M. Patel
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.01	Underwriting Agreement, dated March 7, 2007, by and among the Company, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., on behalf of the several underwriters named therein

4.01	Officers’ Certificate dated March 12, 2007

4.02	Forms of Global Note for the Company’s 5.40% Senior Notes due 2012 and 5.75% Senior Notes due 2017

5.01	Opinion of Fenwick & West LLP

23.01	Consent of Fenwick & West LLP (contained in Exhibit No. 5.01)